UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017 (August 4, 2017)

Brighthouse Life Insurance Company of NY

(Exact name of registrant as specified in its charter)

New York	000-55705	13-3690700
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 Madison Avenue, 14th Floor New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On August 4, 2017, MetLife, Inc. (“MetLife”) completed the previously announced spin-off of Brighthouse Financial, Inc. (“Brighthouse”), the indirect parent company of Brighthouse Life Insurance Company of NY (“Brighthouse NY”), through a distribution of 96,776,670 of the 119,773,106 shares of Brighthouse’s common stock, representing 80.8% of MetLife’s interest in Brighthouse, to holders of MetLife common stock (the “Separation”). As a result, Brighthouse is now an independent, publicly traded company on the Nasdaq Stock Market under the symbol “BHF.”

In connection with the Separation, Brighthouse NY (formerly known as First MetLife Investors Insurance Company) entered into an Investment Management Agreement, dated as of January 1, 2017, with MetLife Investment Advisors, LLC (the “Investment Management Agreement”).

A summary of certain terms of the Investment Management Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions” in Brighthouse’s Information Statement, filed as Exhibit 99.1 to Brighthouse’s Registration Statement on Form 10, as amended (File No. 001-37905) with the U.S. Securities and Exchange Commission, and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Investment Management Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.01.    Changes in Control of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Investment Management Agreement, dated as of January 1, 2017, between MetLife Investment Advisors, LLC and Brighthouse Life Insurance Company of NY (formerly known as First MetLife Investors Insurance Company).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

By:	/s/ D. Burt Arrington
	Name:	D. Burt Arrington
	Title:	Vice President and Secretary

Date: August 10, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Investment Management Agreement, dated as of January 1, 2017, between MetLife Investment Advisors, LLC and Brighthouse Life Insurance Company of NY (formerly known as First MetLife Investors Insurance Company).